Filed Pursuant to Rule 497(e)
1933 Act File No. 033-96634
1940 Act File No. 811-09094

Leuthold Funds, Inc.

Retail Class GLBLX / Institutional Class GLBIX

February 15, 2017

Supplement to Statutory Prospectus dated January 31, 2017

Reduced Management Fee for Leuthold Global Fund

The Board of Directors of Leuthold Funds, Inc. and The Leuthold Group, LLC (d/b/a Leuthold Weeden Capital Management), the investment adviser to the Leuthold Global Fund, have agreed to reduce the Fund’s annual investment advisory fee from 1.10% to 0.90%.  Accordingly, effective February 13, 2017, the table entitled “Annual Fund Operating Expenses” and the corresponding expense example found under the heading “Fund Fees and Expenses” in the “Summary Information” section of the Prospectus have been restated to reflect the new management fee, as follows:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
                                                                                               Retail                      Institutional
                                                                                            (GLBLX)               (GLBIX)

Management Fees                                                                                              0.90%1                   0.90%1
Distribution (12b‑1) Fees                                                                            0.25%                               None
Other Expenses                                                                                                      0.53%                     0.53%
   Dividends on Short Positions                                                             0.21%                               0.21%
   All Remaining Other Expenses                                                           0.26%                               0.26%
Acquired Fund Fees and Expenses                                                   0.06%2                    0.06%2
Total Annual Fund Operating Expenses                                      1.68%                     1.43%

[1]	Management fees have been restated to reflect the implementation of the lower investment advisory fee, which became effective February 13, 2017.

[2]	Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Retail	$171	$530	$913	$1,987
Institutional	$146	$452	$782	$1,713

* * *

The date of this Supplement is February 15, 2017.

Please retain this Supplement for future reference.